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                                                                    Exhibit 99.2


                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
           AS ENACTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 of Hartford Life Insurance Company (the "Company"), filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. section 1350 as enacted by section 906 of the Sarbanes-Oxley Act of 2002, that:


      1)    The Report fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ David T. Foy
                                    ____________________________________________
                                    Name:  David T. Foy
                                    Title: Senior Vice President and Chief
                                           Financial Officer

                                    Date:  August 13, 2002